UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2024

Y-MABS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38650	47-4619612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue

Suite 3350

New York, New York 10169

(Address of principal executive offices) (Zip Code)

(646) 885-8505

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	YMAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed, on February 8, 2023, Plaintiff Jeffrey Hazelton (“Plaintiff”), derivatively on behalf of Nominal Defendant Y-mAbs Therapeutics, Inc. (the “Company”), filed a Verified Stockholder Derivative Complaint, and, on May 11, 2023, filed a Verified Amended Stockholder Derivative Complaint in the Court of Chancery of the State of Delaware (the “Action”), alleging that current and former directors of the Company breached their fiduciary duties by causing the Company to pay themselves excessive compensation in the years 2020 and 2021 and by failing to make adequate disclosures concerning the peer group used by the Company to set non-employee director compensation.

On August 27, 2024, the Company canceled 5,000 stock options issued to each of the Company’s non-employee directors as compensation for the years 2020 and 2021. Additionally, on August 27, 2024, the Compensation Committee approved an amendment to the Compensation Committee Charter which provides that the Compensation Committee shall meet at least quarterly, or more frequently as necessary, to undertake its duties. The Company also, on August 27, 2024, committed to disclose in its annual proxy statements the constituents of its peer group and relevant financial and business metrics considered in establishing the peer group, including market capitalization, and a reasonably detailed description of the process for determining and approving such peer group. The Company denies and continues to deny all allegations of wrongdoing in the Action. Plaintiff and the Company agreed that the foregoing rendered Plaintiff’s claims moot. The Company subsequently agreed to pay $225,000 in attorneys’ fees and expenses in full satisfaction of any and all claims by Plaintiff and his counsel for fees and expenses in the Action.

On September 17, 2024, the Court entered an order closing the Action, subject to the Company filing an affidavit with the Court confirming that this Report on Form 8-K has been filed and constitutes notice to the putative class for purposes of Court of Chancery Rule 23.

Plaintiff’s counsel are Seth D. Rigrodsky and Gina M. Serra of Rigrodsky Law, P.A., (302) 295-5310 and Justin Kuehn and Fletcher Moore of Moore Kuehn, PLLC, (212) 709-8245. Defendants’ counsel is D. McKinley Measley of Morris, Nichols, Arsht & Tunnell LLP, (302) 658-9200, and Aric Wu of Cooley LLP, (212) 479-6550.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-MABS THERAPEUTICS, INC.

Date: September 20, 2024	By:	/s/ Michael Rossi
Michael Rossi
President and Chief Executive Officer

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